UNITED STATES
SECURITIES EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (date of earliest event reported):
December 7, 2005
ENERGYSOUTH, INC.
(Exact name of registrant as specified in its charter)

Alabama (State or other jurisdiction of incorporation)	333-42057 (Commission File Number)	58-2358943 (IRS Employer Identification No.)

2828 Dauphin Street
Mobile, Alabama	36606
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(251) 450-4774
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On Wednesday, December 7, 2005, Mobile Gas Service Corporation (Mobile Gas) consented to a request by the Alabama Public Service Commission (APSC) that the utility maintain its rates through March 31, 2006, at levels no higher than those now in place.
Citing concerns over the potential negative impact on customers from the high natural gas prices being experienced across the country, the APSC on Tuesday, December 6, 2005, asked Mobile Gas and the other major natural gas utility under its jurisdiction to refrain from enacting any additional rate increases through the winter heating season (March 31, 2006).
Mobile Gas’ rates, which were last revised effective December 1, 2005, consist of those established by the Rate Stabilization and Equalization (RSE) rate-setting methodology as well as those established under the Purchased Gas Adjustment rider (PGA). Under RSE, Mobile Gas has the opportunity to earn a return on average equity at the end of its rate-year (September 30) between 13.35% and 13.85%. The PGA rider is designed to capture the Company’s cost of natural and provides for a pass-through of gas cost fluctuations to customers without markup; the cost of gas includes the commodity cost, pipeline capacity, transportation and fuel costs, and risk management gains and losses.
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Forward-Looking Statements
This Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included herein or incorporated herein by reference are “forward-looking statements.” Included among “forward-looking statements” are, among other things:
•	statements about expected commencement or completion dates for construction of Bay Gas’ planned additional storage facilities;

•	statements regarding any anticipated financing transactions or arrangements;

•	statements relating to the construction by Bay Gas of additional storage facilities, including statements concerning anticipated costs related thereto;

•	statements about anticipated capacities and characteristics of any additional Bay Gas storage facilities, including storage, injection and withdrawal capacities, deliverability and pipeline interconnections;

•	statements regarding anticipated governmental, regulatory, administrative or other public body actions, requirements, permits or decisions; and

•	any other statements that relate to non-historical or future information.
These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “plan,” “project,” “propose,”

“strategy” and similar terms and phrases. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date of this Form 8-K.
The actual results of the Company could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company’s Annual Report on Form 10-K for the year ended September 30, 2004, which is incorporated by reference into this Form 8-K. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. These forward-looking statements are made as of the date of this Form 8-K. We assume no obligation to update or revise these forward-looking statements or provide reasons why actual results may differ.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

ENERGYSOUTH, INC.
Date: December 12, 2005	By:	/s/ G. Edgar Downing, Jr.
G. Edgar Downing, Jr.
Secretary

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